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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported):  December 31, 1996
                      ________________________________





                           DANKA BUSINESS SYSTEMS PLC
             (Exact name of registrant as specified in its charter)




         UNITED KINGDOM              33-68278                 98-0052869
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         (State or other           (Commission              (IRS Employer
        jurisdiction of             File Number)          Identification No.)
         incorporation)





11201 DANKA CIRCLE NORTH
ST. PETERSBURG, FLORIDA                                        33716
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(Address of principal executive offices)                     (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-576-6003





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective December 31, 1996 (the "Closing Date") and pursuant to an Asset Purchase Agreement dated as of September 6, 1996, as amended by Amendment No. 1 to Asset Purchase Agreement dated December 20, 1996 (the "Purchase Agreement") between Danka Business Systems PLC (together with its subsidiaries the "Company") and Eastman Kodak Company and its subsidiaries ("Kodak") the Company and certain of its subsidiaries purchased (i) the assets primarily related to the marketing, sale, distribution, maintenance, service and repair of electrophotographic systems for office imaging and reprographics and the marketing, sale and distribution of related parts, supplies and consumables and
(ii) the assets primarily related to and the issued and outstanding stock of certain subsidiaries of Kodak which are engaged in the facilities management services business known as Kodak Imaging Services (collectively, the "Sales and Services Business"), for a net cash purchase price of $688 Million which is subject to post-closing adjustment.

         The source of funds used by the Company in this transaction was the Company's $1.275 billion credit facility described in the Company's 8-K filed on December 16, 1996.

         In connection with the Purchase Agreement, Kodak and certain affiliates of the Company entered into a number of agreements effective December 31, 1996 relating to the purchase and sale of electrophotographic equipment and related software, supplies, accessories and spare parts manufactured or re-manufactured by Kodak (the "Supply Agreements").

         Pursuant to the Supply Agreements, Kodak has granted to the Company the exclusive right to purchase and resell Kodak's currently existing line of electrophotographic equipment and related software, supplies, accessories and spare parts manufactured or remanufactured by Kodak ("Current Products") with limited exceptions for certain applications, market segments and geographic areas. The Company will also receive the right of first refusal to exclusively distribute in such territories each proposed new electrophotographic product other than electrophotographic equipment capable of producing full color images ("Future Products"). Until the earlier of (i) the termination of the Company's exclusivity





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rights described below and (ii) five years from the date of the Supply
Agreements, the Company shall have the nonexclusive right to distribute in such territories certain electrophotographic equipment capable of producing full color images and related software, supplies, accessories and spare parts developed and manufactured by Kodak.

         Certain exclusivity rights with respect to certain Current Products for limited markets shall terminate upon the earlier of (i) the Company's failure to purchase ninety percent or more of the minimums required under the Supply Agreements and (ii) the Company's failure to pay any contributions to research and development required by the Research and Development Agreement dated effective December 31, 1996 between Kodak and the Company (the "R & D Agreement"). Kodak may terminate the Company's exclusivity rights with respect to any Future Product if the Company fails to meet the minimum purchase requirements for such product.

         Kodak may not assign any of its rights under the Supply Agreements to an unaffiliated party or sell its manufacturing division during the first 30 months of the Supply Agreements. Thereafter, the Company shall have the right of first offer to purchase Kodak's manufacturing division. Kodak has also agreed not to market, sell, distribute, maintain, service or repair any equipment that is a Current Product or a Future Product, except as expressly permitted by the Supply Agreements, until such time that the Company's exclusivity rights with respect to Current Products terminate.

         The Company has agreed to contribute a total of $190.0 million (plus an additional $30.0 million if certain research milestones are met) to Kodak's ongoing research and development for new electrophotographic products over a six year period. The Company and Kodak shall each appoint three representatives to serve as members of an advisory committee which shall meet on a regular basis to discuss overall research and development progress.

         The Supply Agreements and the R & D Agreement have an initial term of ten (10) years and may be renewed for an additional term of three (3) years upon the mutual agreement of the parties. The Supply Agreements and the R & D Agreement may be terminated (i) by mutual agreement of the parties; (ii) after material breach of one of the parties; or (iii) by Kodak after the third anniversary thereof if it determines that the manufacturing business has failed to achieve adequate profitability, in which case it may elect to begin a 24 month winding down period at the end of which Kodak shall cease to engage in such business and the Supply Agreements and the R & D Agreement will be terminated.





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         Copies of the Purchase Agreement (excluding schedules and similar attachments) are filed with this Report and any description of the Purchase Agreement set forth in this report is qualified in its entirety by reference to the terms and conditions contained in the Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements.

                 It is impracticable at this time to provide the required financial statements for the Sales and Services Business at the time this Report is being filed. The Company undertakes to file the required financial statements as soon as they are available as an amendment to this Report, but no later than sixty (60) days after the date this Report was required to be filed.

         (b)     Pro Forma Financial Information.

                 For the reasons set forth in Item 7(a), it is impracticable to provide the pro forma financial information that would be required pursuant to
Article 11 of Regulation S-X.

         (c)     Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        DANKA BUSINESS SYSTEMS PLC

                                        By:   /s/   DAVID C. SNELL
                                           ----------------------------------
                                              David C. Snell

                                        Its:  Chief Operating Officer




Dated:  January 15, 1997





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                               INDEX TO EXHIBITS



  EXHIBIT
  NUMBER                                    EXHIBIT
  ------                                   --------

 2.1 Asset Purchase Agreement between Eastman Kodak Company and Danka Business Systems PLC dated as of September 6, 1996 (previously filed as Exhibit 2 in the Company's Form 8-K filed on November 14, 1996 and incorporated herein by reference).

 2.2 Amendment No. 1 to Asset Purchase Agreement between Eastman Kodak Company and Danka Business Systems PLC dated December 20, 1996. (Excluding schedules and similar attachments).





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